EXHIBIT 10.7


                        COMMON STOCK PURCHASE AGREEMENT


This common stock purchase agreement (the "agreement") is made as of August 20th, 2004 , between AccuImage Diagnostics Corporation, a Nevada Corporation (the "Company"), and Aviel Faliks (the "Purchaser"):


RECITALS:

WHEREAS ,the Company has authorized the issuance and sale pursuant to the terms and conditions hereof of 1,250,000 shares of its Common Stock (the "Common Stock"); and

WHEREAS, the Purchaser desires to purchase and the Company desires to sell the Common Stock on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of these premises and the mutual covenants and agreements herein contained and other valuable consideration, the receipt and adequacy of which the parties hereto acknowledge the parties agree as follows:

     1. PURCHASE AND SALE OF THE SHARES. The Company agrees to sell to the Purchaser, and upon the basis of the representations and warranties, and subject to any terms and conditions set forth in this agreement, the Purchaser agrees to Purchase from the Company 1,250,000 shares of Common Stock in consideration for a purchase price (the "Purchase Price") of US $0.04 per share.

     2. CLOSING DATE; DELIVERY. The closing of the purchase and the sale of the Shares shall be held at the offices of the Company, 400 Oyster Bay Blvd., Suite 201, South San Francisco 94080, on September 25, 2004 or at such other time and place as the parties may agree upon. At the closing, subject to the terms of this agreement, the Purchaser shall deliver the purchase price in immediately available funds by transfer to the account of the Company. Within thirty (30) days following the Closing, the Company shall deliver to the Purchaser, pursuant to Purchaser's delivery instructions, certificates representing the Shares to be purchased by the Purchaser from the Company.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with the Purchaser that:

          a. Organization and Standing, Articles and Bylaws. The company is a corporation duly organized and validly existing under, and by virtue of, the laws of the state of Nevada and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified, licensed, or domesticated as a foreign corporation in all jurisdictions where the nature of


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               its  activities or of its  properties  owned or leased makes such qualifications, licensing, or domestication necessary at this time.

          b. Corporate Power. The Company has now, or will have at the Closing Date, all requisite legal and corporate power to enter into this agreement, to sell the Shares hereunder, and to carry out and perform its obligations under the terms of this agreement.

          c.   Authorization.

               i. All Corporate action on the part of the Company, its officers, directors, and stockholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company's obligations hereunder has been taken or will be taken prior to the Closing. This agreement is legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting enforcement of creditors' rights, and except as limited by application of legal principles affecting the availability of equitable remedies.

               ii. The Shares, when issued in compliance with the provisions of this agreement, will be validly issued, fully paid and non-assessable and will be free of any liens or encumbrances; provided, however, that such shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein and as may be required by future changes in such laws.

               iii. No shareholder of the Company has any right of first refusal or any preemptive rights in connection with the issuance of the Shares of Common Stock by the Company.

          d. Public Reporting. The Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the "1934 Act"); the Company's 2003 and 2004 Forms 10-KSB, Forms 14A, Forms 10-QSB, Forms 8-K have been filed if required with the US Securities and Exchange Commission (the "SEC") and the Company has provided copies of all such Public Disclosure to the Purchaser.

          e. Litigation, etc. There are no actions, proceedings, or investigations pending (or to the best of the Company's knowledge, any basis therefore or threat thereof), which, either in any case or in the aggregate, might result in adverse change in the business, prospects, conditions, affairs, or operations of the Company, or in any of its properties or assets, or in any impairment of the right or ability of the Company to carry on its business as proposed to be conducted, or in any material liability on the part of the Company, or which question the validity of this agreement or any action taken or to be taken in connection herewith.

          f. Governmental Consent, etc. No consent, approval, or authorization of, or designation, declaration, or filing with, any government unit is required on the part of the Company in connection with the valid execution and delivery of this agreement, or the offer, sale, or issuance of the Shares, or the consummation of any other


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               transaction   contemplated   hereby  (except   qualification   or
               exemption under the California Corporate Securities Law, which exemption or qualification will be available or obtained and will be effective on the Closing Date).

          g. Offering. The offer, sale, and issuance of the Shares in conformity with the terms of this agreement (the "Offering") will not violate the Securities Act of 1933, as amended ("Securities Act").

          h.   The Shares:

               i. Are free and clear of any security interests, liens, claims, or other encumbrances;

               ii.  Have been duly and  validly  authorized  and issued and are,
                    and  on  the   Closing   Date,   will  be  fully   paid  and
                    non-assessable;

               iii. Will not have been, individually and collectively, issued or sold in violation of any pre-emptive or other similar rights of the holders of any securities of the Company; and

               iv. Will not subject the holders thereof to personal liability by reason of being such holders.

          i. Furnishing of Financial Statements and Information. The company will deliver to the purchaser a consolidated balance sheet within 30 days and other pertinent financial data.

     4.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  PURCHASER.   The  Purchaser
          represents and warrants and agrees with the Company:

          a. No consent, approval, authorization, or order of any court, governmental agency or body, or arbitrator having jurisdiction over the Purchaser is required for execution of this agreement, including, without limitation, the purchase of the Shares or the performance of the Purchaser's obligations hereunder.

          b. The Purchaser understands no federal or state agency has passed or made any recommendation or endorsement of the Shares.

          c. The Company has given the Purchaser the opportunity to have answered all of the Purchaser's questions concerning the Company and its business and has made available to the Purchaser all information requested by the Purchaser which is reasonably necessary to verify the accuracy of other information furnished by the Company. The Purchaser has received and evaluated all information about the Company and its business which the Purchaser deems necessary to formulate an investment decision and does not desire any further information.

          d. The Purchaser understands that the Shares are being offered and sold in reliance on specific exemptions or non-application from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements, and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions or non-applications and the suitability of the Purchaser to acquire the Shares.


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          e.   The  Purchaser is aware that the Shares have not been  registered under the Securities Act of 1933 by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) and Regulation D thereof. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including among other things the existence of a public market for the Shares, the availability of certain public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, and sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)), and the number of shares being sold during any three-month period not exceeding specified limitations. The Purchaser is also aware that while many of the restrictions of Rule 144 do no apply to the resale of shares by a person who owned those shares for at least one year prior to their resale and who is not an "affiliate" (within the meaning of Rule 144(a)) of the issuer and has not been an affiliate of the issuer for at least three months prior to the date of resale of the restricted securities, the Company does not warrant or represent that the Purchaser is not an affiliate as of the date of this agreement or that the Purchaser will not be an affiliate at any relevant times in the future.

          f. Each instrument representing the Shares is to be endorsed with the following legends:

               i. THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNEMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

               ii. Any other legend required by California or other state securities laws

          g. Any legend endorsed on an instrument pursuant to section 4(f) hereof and the stop transfer instructions with respect to such Shares shall be removed, and the Company shall issue an instrument without such legend to the holder of such Shares if such Shares are registered under the Securities Act and a prospectus meeting the requirement of section 10 of the Securities Act is available or if such holder provides the Company with an opinion of counsel for such holder of the Shares,


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               reasonably  satisfactory  to the  Company,  to the effect  that a public sale, transfer, or assignment of such shares may be made without registration.

          h. The Purchaser is either (i) acquiring the Shares for the Purchaser's own account; or (ii) for the account of another for which the Purchaser acts as a fiduciary, in which case the Purchaser will so advise the Company. If acting as fiduciary, the Purchaser makes the representations, warranties, and covenants as set forth herein on its own behalf and as agent for and on behalf of such other party. The Purchaser is acquiring the Shares for investment and without any present intention to engage in a distribution thereof.

          i. The Purchaser has the knowledge and experience in financial and business matters to evaluate the merits and risks of the proposed investment.

          j. The Purchaser is an "Accredited Investor" as that term is defined under Rule 501 adopted pursuant to the Securities Act.

     5. CONDTIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS. The obligations of the Purchaser hereunder are subject to the performance by the Company of its obligations hereunder and to the satisfaction of the following conditions precedent on or before the Closing Date:

          a. The representations and warranties made by the Company in this agreement shall, unless waived by the Purchaser, be true and correct as of the date hereof and at the Closing Date.

          b. After the date hereof until the Closing Date, there shall not have occurred:

               i. Any change, or any development involving a prospective change, in either the condition, financial or otherwise, or in the earnings, business or operations, or in or affecting the properties of the Company, or the financial or market conditions or circumstances in the United States, in either case which, in the Purchaser's judgment, is material and adverse and makes it impractical or inadvisable to proceed with the offering, sale, or delivery of the Shares.

               ii. An imposition of a new legal or regulatory restriction not in effect on the date hereof, or any change in the
                    interpretation   of  the   existing   legal  or   regulatory
                    restrictions, that materially and adversely affects the offering, sale, or delivery of the Shares; or

               iii. A suspension or material limitation to the trading generally on or by the New York Stock Exchange or NASDAQ or of any securities of the Company on any exchange or in any over-the-counter market.

     6. CONDITIONS PRECEDENT TO THE COMPANY"S OBLIGATIONS. The obligations of the Company hereunder are subject to the performance by the Purchaser of its obligations hereunder, and the satisfaction of the condition


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          that the  representations and warranties made by the Purchaser in this agreement shall, unless waived by the Company, by true and correct at the Closing Date.

     7. FEES AND EXPENSES. The Purchaser and the Company each agrees to pay its own expenses incident to the performance of its obligations hereunder, except that the Company agrees to pay the fees, expenses, and disbursements of the Purchaser's counsel.

     8. SURVIVAL OF THE REPRESENTATIONS, WARRANTIES, ETC. The respective agreements, representations, warranties, indemnities, and other statements made by or on behalf of the Company and the Purchaser pursuant to this agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of the other party to this agreement or any officer, director, or employee, or person controlling or under common control with, such party, and will survive delivery of any payment of the Shares.

     9. NOTICES. All communications hereunder shall be in writing and, if sent to the Purchaser, shall be sufficient in all respects if delivered, sent by registered mail, or by telecopy and confirmed to the Purchaser at the address set forth on the Signature Page or, if sent to the Company, shall be delivered, sent by registered mail, or by telecopy and confirmed to the Company at:

          AccuImage Diagnostic Corp.
          400 Oyster Point Blvd., Suite 201
          South San Francisco, CA 94080

     10.  MISCELLANEOUS.

          a. This agreement may be executed in one or more counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement.

          b. This agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and, with respect to Section 8 hereof, the officers, directors, and controlling persons thereof and each person under common control therewith, and no other person shall have any right or obligation hereunder.

          c. This agreement shall be governed by, and construed in accordance with, the laws of the State of California.


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IN WITNESS HEREOF, the parties hereto have duly executed and delivered this agreement, all as of the day and year first above written:


                                    COMPANY:

                                    AccuImage Diagnostic Corp.



                                    By: /s/ A. FALIKS
                                       __________________________
                                            A. Faliks
                                            Chairman of the Board



                                    By: /s/ SOURAV GOSWAMI
                                       __________________________
                                            Sourav Goswami
                                            Secretary





                                    PURCHASER:


                                    By: /s/ A. FALIKS
                                       __________________________
                                            Avi Faliks, Ph.D.
                                            24 Rozmus Court
                                            Allendale, NJ 07401